SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                  June 12, 1996


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)





   DELAWARE                        1-3521                        95-4128205
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)





                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500



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ITEM 7.           EXHIBITS.

         (c)      Exhibits

                  1(a) - Terms Agreement dated June 12, 1996 among Aristar, Inc. and Lehman Brothers Inc., Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Aristar, Inc. - Debt Securities - Underwriting Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

                  4(a) - Resolutions adopted by the Pricing Committee of the Board of Directors of the Company establishing the terms of the Company's 7.25% Senior Notes due June 15, 2001.

                  4(b) -     Specimen  Global  7.25%  Senior  Note  due June 15,
                             2001.




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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ARISTAR, INC.



                                       By:  /s/James A. Bare
                                            ------------------------------
                                            Senior Vice President and
                                            Chief Financial Officer (Chief
                                            Accounting Officer)



Date:  June 14, 1996

                                       -3-

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                                  EXHIBIT INDEX



EXHIBITS
- --------

1(a)     -        Terms  Agreement  dated June 12, 1996 among Aristar,  Inc. and
                  Lehman Brothers Inc., Chase Securities Inc. and Merrill Lynch,
                  Pierce,  Fenner & Smith Incorporated,  and the Aristar, Inc. -
                  Debt Securities - Underwriting Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

4(a)     -        Resolutions  adopted by the Pricing  Committee of the Board of
                  Directors of the Company establishing the terms of the Company's 7.25% Senior Notes due June 15, 2001.

4(b)     -        Specimen Global 7.25% Senior Note due June 15, 2001.



                                       -4-

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